EXHIBIT 32.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing by Greenbriar Corporation (the "Company") of the Quarterly Report on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Gene S. Bertcher, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) and15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Company.



                                  /S/   Gene S. Bertcher
                                  -----------------------
                                  Chief Executive Officer
                                  Chief Financial Officer
                                  August 19, 2002